EXHIBIT4.14

SERIES ________________	SERIES ________________
PREFERRED STOCK	PREFERRED STOCK

BANK OF AMERICA CORPORATION

Organized under the laws of

Delaware

Number NP _______________________	Shares _______________________
See Reverse for Certain Definitions	CUSIP _____________________________________ This Certificate is transferable in New York, New York and in ____________________

This certifies that                                                                                                                is the owner of                                               fully paid and non-assessable shares of the series                      preferred stock of Bank of America Corporation transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provisions of the Amended and Restated Certificate of Incorporation, all amendments thereto, the Certificate of Designation for this series, and the Bylaws of the Corporation, and to the rights, preferences and voting powers of the Preferred Stock of the Corporation now or hereinafter outstanding, the terms of all such provisions, rights, preferences and voting powers being incorporated herein by reference. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal and facsimile signatures of the duly authorized officers of the Corporation.

Dated: _________________

Secretary	Chief Executive Officer President

Countersigned and Registered: [NAME OF TRANSFER AGENT] Transfer Agent and Registrar

By:

Authorized Officer

[Reverse Side of Preferred Stock Certificate]

BANK OF AMERICA CORPORATION

BANK OF AMERICA CORPORATION’S AUTHORIZED CAPITAL STOCK INCLUDES PREFERRED STOCK, INCLUDING THIS SERIES                              PREFERRED STOCK, WHICH, WHEN ISSUED, SHALL HAVE CERTAIN PREFERENCES OR SPECIAL RIGHTS IN THE PAYMENT OF DIVIDENDS, IN VOTING, UPON LIQUIDATION, OR OTHERWISE. THE CORPORATION, UPON REQUEST, WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERVICE THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AND A COPY OF THE PORTIONS OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OR CERTIFICATE OF DESIGNATION CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common

TEN ENT —	as tenants by the entireties

JT TEN —	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — as Custodian for
(Cust) (Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

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FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________

(Please print or typewrite name and address of assignee)

________________________________________________________________________________________________________

                                                                                                       shares of the capital stock represented by the within Certificate and does hereby irrevocably constitute and appoint                                                   Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

Signature	_________________________________________
NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

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